SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 3, 2002

SANMINA-SCI CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21272	77-0228183

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2700 NORTH FIRST STREET
SAN JOSE, CALIFORNIA 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 964-3500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS

     On December 3, 2002, Sanmina-SCI Corporation (“Sanmina-SCI”) announced the offering of up to $450,000,000 of senior secured notes with an expected seven year maturity in a private placement to qualified investors, subject to market conditions. Sanmina-SCI’s press release relating to the offering dated December 3, 2002, attached hereto as Exhibit 99.1, is incorporated by reference herein. In addition, the unaudited supplemental guarantors consolidating financial information, attached hereto as Exhibit 99.2, is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Sanmina-SCI on December 3, 2002

Exhibit 99.2	Unaudited Supplemental Guarantors Consolidating Financial Information

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:	/s/ Rick R. Ackel

Rick R. Ackel Executive Vice President and Chief Financial Officer

Date: December 4, 2002

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Sanmina-SCI on December 3, 2002

Exhibit 99.2	Unaudited Supplemental Guarantors Consolidating Financial Information